Exhibit 99.1

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

Smith & Wesson Brands, Inc. Reports

Second Quarter Fiscal 2021 Financial Results

-	Record Quarterly Revenue of $249 Million
-	GAAP EPS of $0.87/Share, non-GAAP EPS of $0.93/Share
-	$0.05 per Share Dividend

SPRINGFIELD, Mass., December 3, 2020 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the second quarter of fiscal year 2021, ended October 31, 2020. On August 24, 2020, the company completed the previously announced spin-off of its outdoor products and accessories business. Therefore, beginning with this quarter, all historical financial information for that business is reported as discontinued operations. Unless otherwise indicated, any reference to income statement items refers to results from continuing operations.

Second Quarter Fiscal 2021 Consolidated Financial Highlights

•	Quarterly net sales were $248.7 million compared with $113.7 million for the comparable quarter last year, an increase of 118.7%.

•	Gross margin for the quarter was 40.6% compared with 28.4% for the comparable quarter last year.

•	Quarterly GAAP income was $49.1 million, or $0.87 per diluted share, compared with $343,000, or $0.01 per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP income was $52.8 million, or $0.93 per diluted share, compared with $472,000, or $0.01 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the spin-off of the outdoor products and accessories business, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $78.9 million, or 31.7% of net sales, compared with $13.4 million, or 11.8% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “Today, I am pleased to report a second consecutive record-breaking quarter for our 168 year old company. These results are a testament to Smith & Wesson’s devoted team of employees, and their ability to deliver strong performance in the face of any challenge. Because of the hard work of our employees, who have been diligently following our safety protocols, we have been able to continue safely operating our business and, during these extremely difficult times when so many of our fellow Americans are out of work, we successfully created and filled 287 new jobs during our second quarter. Along with our existing employees, our new team members played a critical role in achieving these record-breaking numbers.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Smith & Wesson’s record-breaking financial performance enabled us to generate $49.1 million in net income, seed the outdoor products and accessories business with $25 million of cash at the spin date, repay the final $25 million on our revolving loan, and left us with $55.5 million of cash on hand, and zero bank debt, significantly sooner than our prior internal targets. Additionally, our Board again authorized a $0.05 per share dividend to shareholders of record as of December 17, 2020, with payment to be made on January 5, 2021.”

Conference Call and Webcast

The company will host a conference call and webcast today, December 3, 2020 to discuss its second quarter fiscal 2021 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 8990013. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) the tax effect of non-GAAP adjustments, (iv) COVID-19 expenses, (v) net cash used in investing activities, (vi) interest expense, (vii) income tax expense, (viii) depreciation and amortization, and (ix) stock-based compensation expenses; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (844) 363-5386 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our ability to deliver strong performance in the face of any challenge. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2020.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	October 31, 2020	April 30, 2020
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$55,549	$125,011
Accounts receivable, net of allowances for credit losses of $1,067 on October 31, 2020 and $1,038 on April 30, 2020	68,637	60,879
Inventories	78,889	103,741
Prepaid expenses and other current assets	7,599	7,556
Current assets of discontinued operations	—	94,673
Income tax receivable	4,713	1,595

Total current assets	215,387	393,455

Property, plant, and equipment, net	147,907	147,739
Intangibles, net	4,458	4,375
Goodwill	19,024	19,024
Other assets of discontinued operations	—	148,485
Other assets	14,309	16,437

	401,085	729,515

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$60,985	$31,476
Accrued expenses and deferred revenue	41,254	57,678
Accrued payroll and incentives	11,405	12,448
Accrued income taxes	337	5,503
Accrued profit sharing	6,810	2,197
Accrued warranty	4,352	3,297
Current liabilties of discontinued operations	—	17,372

Total current liabilities	125,143	129,971
Deferred income taxes	457	457
Notes and loans payable, net of current portion	—	159,171
Finance lease payable, net of current portion	39,343	39,610
Other non-current liabilities of discontinued operations	—	2,299
Other non-current liabilities	9,264	10,889

Total liabilities	174,207	342,397

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 74,122,674 issued and 55,955,812 shares outstanding on October 31, 2020 and 73,526,790 shares issued and 55,359,928 shares outstanding on April 30, 2020	74	74
Additional paid-in capital	269,911	267,630
Retained earnings	179,195	341,716
Accumulated other comprehensive income	73	73
Treasury stock, at cost (18,166,862 shares on October 31, 2020 and April 30, 2020)	(222,375)	(222,375)

Total stockholders’ equity	226,878	387,118

	$401,085	$729,515

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS)

(Unaudited)

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2020	2019	2020	2019
	(In thousands, except per share data)
Net sales	$248,729	$113,717	$478,614	$209,153
Cost of sales	147,656	81,405	285,117	141,254

Gross profit	101,073	32,312	193,497	67,899

Operating expenses:
Research and development	1,855	1,795	3,761	3,692
Selling, marketing, and distribution	11,614	10,841	21,609	20,374
General and administrative	23,224	16,103	45,007	33,312

Total operating expenses	36,693	28,739	70,377	57,378

Operating income from continuing operations	64,380	3,573	123,120	10,521

Other income/(expense), net:
Other income/(expense), net	693	83	760	90
Interest expense, net	(1,490)	(3,046)	(2,806)	(5,687)

Total other (expense)/income, net	(797)	(2,963)	(2,046)	(5,597)

Income from operations before income taxes	63,583	610	121,074	4,924
Income tax expense	14,465	267	28,657	2,396

Income from continuing operations	$49,118	$343	$92,417	$2,528
Discontinued operations:
Income/(loss) from discontinued operations	3,123	950	8,209	(3,343)

Net income/(loss)	$52,241	$1,293	$100,626	$(815)

Net income/(loss) per share:
Basic - continuing operations	$0.88	$0.01	$1.66	$0.05

Basic - net income/(loss)	$0.93	$0.02	$1.81	$(0.01)

Diluted - continuing operations	$0.87	$0.01	$1.64	$0.05

Diluted - net income/(loss)	$0.92	$0.02	$1.78	$(0.01)

Weighted average number of common shares outstanding:
Basic	55,914	54,912	55,691	54,847
Diluted	56,531	55,424	56,475	54,847

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	October 31, 2020	October 31, 2019
	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$92,417	$2,528
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,129	16,483
Loss on sale/disposition of assets	3	15
Provision for losses on notes and accounts receivable	29	(219)
Change in fair value of contingent consideration	—	100
Stock-based compensation expense	2,075	2,826
Changes in operating assets and liabilities:
Accounts receivable	(7,787)	(5,585)
Inventories	24,852	(29,260)
Prepaid expenses and other current assets	(43)	(2,979)
Income taxes	(8,267)	(2,932)
Accounts payable	28,331	3,486
Accrued payroll and incentives	(1,043)	(9,510)
Accrued profit sharing	4,613	(1,462)
Accrued expenses and deferred revenue	(16,212)	(1,134)
Accrued warranty	1,055	(436)
Other assets	2,561	753
Other non-current liabilities	(1,625)	(1,358)

Cash provided by/(used in) operating activities - continuing operations	138,088	(28,684)
Cash used in operating activities - discontinued operations	(2,225)	(6,187)

Net cash provided by/(used in) operating activities	135,863	(34,871)

Cash flows from investing activities:
Payments to acquire patents and software	(350)	(279)
Payments to acquire property and equipment	(14,964)	(8,249)

Cash used by investing activities - continuing operations	(15,314)	(8,528)
Cash used by investing activities - discontinued operations	(1,143)	(840)

Net cash used in investing activities	(16,457)	(9,368)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	75,000
Cash paid for debt issuance costs	(450)	—
Payments on finance lease obligation	(479)	(431)
Payments on notes and loans payable	(185,000)	(28,150)
Distribution to AOUT	(25,000)	—
Dividend distribution	(2,795)	—
Proceeds from exercise of options to acquire common stock	2,195	936
Payment of employee withholding tax related to restricted stock units	(2,173)	(550)

Cash used in/(provided by) financial activities - continuing operations	(188,702)	46,805
Cash used in financial activities - discontinued operations	(166)	—

Net cash (used in)/provided by financing activities	(188,868)	46,805

Net decrease in cash and cash equivalents	(69,462)	2,566
Cash and cash equivalents, beginning of period	125,011	40,853

Cash and cash equivalents, end of period	$55,549	$43,419

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$2,188	$5,767
Income taxes	$40,888	$4,184

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2020		October 31, 2019		October 31, 2020		October 31, 2019
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$101,073	40.6%	$32,312	28.4%	$193,497	40.4%	$67,899	32.5%
COVID-19	10	0.0%	—	—	896	0.2%	—	—

Non-GAAP gross profit	$101,083	40.6%	$32,312	28.4%	$194,393	40.6%	$67,899	32.5%

GAAP operating expenses	$36,693	14.8%	$28,739	25.3%	$70,377	14.7%	$57,378	27.4%
Amortization of acquired intangible assets	(83)	0.0%	(113)	-0.1%	(166)	0.0%	(222)	-0.1%
Transition costs	(4,338)	-1.7%	(164)	-0.1%	(7,933)	-1.7%	(164)	-0.1%
COVID-19	(92)	0.0%	—	—	(159)	0.0%	—	—
Spin related stock-based compensation	(442)	-0.2%	—	—	(442)	-0.1%	—	—

Non-GAAP operating expenses	$31,738	12.8%	$28,462	25.0%	$61,677	12.9%	$56,992	27.2%

GAAP operating income	$64,380	25.9%	$3,573	3.1%	$123,120	25.7%	$10,521	5.0%
Amortization of acquired intangible assets	83	0.0%	113	0.1%	166	0.0%	222	0.1%
Transition costs	4,338	1.7%	164	0.1%	7,933	1.7%	164	0.1%
COVID-19	102	0.0%	—	—	1,055	0.2%	—	—
Spin related stock-based compensation	442	0.2%	—	—	442	0.1%	—	—

Non-GAAP operating income	$69,345	27.9%	$3,850	3.4%	$132,716	27.7%	$10,907	5.2%

GAAP income from continuing operations	$49,118	19.7%	$343	0.3%	$92,417	19.3%	$2,528	1.2%
Amortization of acquired intangible assets	83	0.0%	113	0.1%	166	0.0%	222	0.1%
Transition costs	4,338	1.7%	164	0.1%	7,933	1.7%	164	0.1%
COVID-19	102	0.0%	—	—	1,055	0.2%	—	—
Change in contingent consideration	—	—	(100)	-0.1%	—	—	(100)	0.0%
Spin related stock-based compensation	442	0.0%	—	—	442	0.0%	—	—
Tax effect of non-GAAP adjustments	(1,241)	-0.5%	(48)	0.0%	(2,399)	-0.5%	(77)	0.0%

Non-GAAP income from continuing operations	$52,842	21.2%	$472	0.4%	$99,614	20.8%	$2,737	1.3%

GAAP income from continuing operations per share - diluted	$0.87		$0.01		$1.64		$0.05
Amortization of acquired intangible assets	—		—		—		—
Transition costs	0.08		—		0.14		—
COVID-19	—		—		0.02		—
Change in contingent consideration	—		—		—		—
Spin related stock-based compensation	0.01		—		0.01		—
Tax effect of non-GAAP adjustments	(0.02)		—		(0.04)		—

Non-GAAP income from continuing operations per share - diluted	$0.93	(a)	$0.01		$1.76	(a)	$0.05

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM CONTINUING OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Net cash provided by/(used in) operating activities	$55,265	$(3,544)	$138,088	$(28,684)
Net cash used in investing activities	(8,674)	(5,326)	(15,314)	(8,528)

Free cash flow	$46,591	$(8,870)	$121,988	$(35,514)

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
GAAP income from continuing operations	$49,118	$343	$92,417	$2,528
Interest expense	1,517	3,266	2,879	6,029
Income tax expense	14,465	267	28,657	2,396
Depreciation and amortization	8,145	8,137	16,282	16,267
Stock-based compensation expense	1,191	1,295	2,075	2,820
Change in contingent consideration	—	(100)	—	(100)
COVID-19	102	—	1,055	—
Transition costs	4,338	164	7,933	164

Non-GAAP Adjusted EBITDAS	$78,876	$13,372	$151,298	$30,104